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                                                                   EXHIBIT 10.4

                            INDEMNIFICATION AGREEMENT


         INDEMNIFICATION AGREEMENT, dated as of May 31, 2002 (this "Agreement"), by and among Goodrich Corporation, a New York corporation ("Goodrich"), EnPro Industries, Inc., a North Carolina corporation ("EnPro"), Coltec Industries Inc, a Pennsylvania corporation ("Coltec"), and Coltec Capital Trust, a Delaware statutory trust ("Coltec Capital Trust").

                               W I T N E S S E T H


         WHEREAS, Goodrich contemplates spinning off its EnPro subsidiary, of which Coltec will be a subsidiary, through a distribution of EnPro stock to Goodrich shareholders (the "Distribution");

         WHEREAS, Coltec owns all of the common equity securities of Coltec Capital Trust, which is the issuer of a class of 5 1/4% Convertible Preferred Securities - Term Income Deferred Equity Securities ("TIDES")*;

         WHEREAS, in connection with the acquisition of Coltec by Goodrich, Goodrich executed a Guarantee Agreement, dated as of July 12, 1999 (the "Goodrich Guarantee Agreement"), pursuant to which Goodrich guaranteed certain obligations of Coltec and Coltec Capital Trust under the TIDES and related agreements, and executed a Supplemental Indenture, dated as of July 12, 1999 (the "Supplemental Indenture"), pursuant to which the TIDES became convertible into the common stock of Goodrich, par value $5 per share ("Goodrich Common Stock");

         WHEREAS, prior to the consummation of the Distribution and in connection therewith, EnPro will execute a Guarantee Agreement, dated as of May 31, 2002 (the "EnPro Guarantee Agreement") pursuant to which EnPro will guarantee certain obligations of Coltec and Coltec Capital Trust under the TIDES and related agreements; and

         WHEREAS, the parties agree that, subsequent to the Distribution, EnPro, Coltec, and Coltec Capital Trust shall be exclusively responsible for the fulfillment of all obligations of Coltec and Coltec Capital Trust under the TIDES and the related agreements and that Goodrich shall be held harmless from any liabilities arising under the TIDES and the related agreements.

         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, and intending to be legally bound, the parties hereto agree as follows:

         1. Indemnification. Subject to the other provisions of this Agreement and subject to and conditioned upon the consummation of the Distribution, EnPro, Coltec, and Coltec

--------------
* The terms Term Income Deferrable Equity Securities and TIDES are registered service marks of Credit Suisse First Boston Corporation.


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Capital Trust (collectively, the "Indemnifying Parties") shall indemnify
Goodrich, its affiliates and each of its officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Indemnified Parties") against and hold such Indemnified Parties harmless from any and all losses, liabilities, claims, damages, costs, expenses, penalties and fines (including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable attorneys' fees and expenses) that any of the Indemnified Parties are required to pay or incur pursuant to the Goodrich Guarantee Agreement or the Supplemental Indenture. For the purpose of the preceding sentence, in the event that Goodrich is required to issue Goodrich common stock as a result of the conversion of a TIDES, the cost to Goodrich of such issuance shall be deemed to be the fair market value of such common stock on the date of such conversion.

         2.   Indemnification Procedure.

         (a) Promptly after receipt by an Indemnified Party of notice by a third party of any complaint or the commencement of any action or proceeding with respect to which indemnification may be sought hereunder, such Indemnified Party will notify the Indemnifying Parties of such complaint or of the commencement of such action or proceeding. The Indemnifying Parties may, at their discretion, assume the defense of such action or proceeding, including the employment of counsel and the payment of the fees and disbursements of such counsel. In the event, however, that (i) the Indemnifying Parties fail to assume the defense of the action or proceeding in a timely manner or (ii) the nature of any claim presents a conflict of interest between the Indemnified Party and the Indemnifying Parties, then such Indemnified Party may assume and control its own defense, and the Indemnifying Party shall be liable for all reasonable costs and expenses paid or incurred by the Indemnified Party in connection therewith. In any action or proceeding with respect to which indemnification may be sought hereunder, the Indemnified Parties or the Indemnifying Parties, whichever are not assuming the defense of such action, as the case may be, will have the right to participate in such litigation and to retain its own counsel at such party's own expense. The Indemnified Parties or the Indemnifying Parties, as the case may be, shall at all times use reasonable efforts to keep the Indemnifying Parties or the Indemnified Parties, as the case may be, reasonably apprised of the status of the defense of any claim the defense of which they are maintaining.

         (b) No Indemnified Party may settle or compromise any claim with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Parties, which consent shall not be unreasonably withheld; provided, however, that no such consent shall be required in the case of any performance by Goodrich of its obligations under the Goodrich Guarantee Agreement. The Indemnifying Parties may not, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment in any claim with respect to which indemnification is being sought hereunder unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising out of such claim.

         (c) In the event that an Indemnified Party shall claim a right to payment pursuant to this Agreement, such Indemnified Party shall send written notice of such claim to the Indemnifying Parties. Such notice shall specify the basis for such claim.


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         3.   Representations and Warranties of the Indemnifying Parties. The
Indemnifying Parties hereby represent and warrant to Goodrich that this Agreement has been duly authorized, executed and delivered by the Indemnifying Parties and is the legal, valid and binding agreement of the Indemnifying Parties, enforceable against the Indemnifying Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity (regardless of whether in equity or at law).

         4. Representations and Warranties of Goodrich. Goodrich hereby represents and warrants to the Indemnifying Parties that this Agreement has been duly authorized, executed and delivered by Goodrich, and is the legal, valid and binding agreement of Goodrich, enforceable against Goodrich in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity (regardless of whether in equity or at law).

         5.   Coltec Call Rights on Goodrich Stock.

         (a)  For the purposes of this Agreement:

                           (i) "Closing Price" for each Trading Day shall be the
last reported sale price regular way, during regular trading hours, or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way, during regular trading hours, for such day, in each case on the New York Stock Exchange or, if not listed or quoted on such market, on the principal national securities exchange on which the shares of the subject security are listed or admitted to trading or, if not listed or admitted to trading on a national securities exchange, the last sale price regular way for the subject security as published by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if such last sale price is not so published by NASDAQ or if no such sale takes place on such day, the mean between the closing bid and asked prices for the subject security as published by NASDAQ. If the subject security is not publicly held or so listed or publicly traded, "Closing Price" shall mean the fair market value per share as determined in good faith by the Board of Directors of Goodrich or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected in good faith by the Board of Directors of Goodrich.

                           (ii) "Current Market Price" per share of the subject
security on any date shall be deemed to be the Closing Price on the Trading Day immediately preceding such date.

                           (iii) "Trading Day" shall mean a day on which the
securities exchange utilized for the purpose of calculating the Closing Price shall be open for business or, if the shares of the subject security shall not be listed on such exchange during such period, a day on which The Nasdaq Stock Market is open for business.

         (b) In the event that Coltec or EnPro become obligated (either directly as a result of their guarantees of the TIDES obligations or indirectly through an obligation of Coltec


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Capital Trust) to supply shares of Goodrich Common Stock to a holder of TIDES (a
"Holder") as a result of the conversion of a TIDES subsequent to the consummation of the Distribution, and it is not reasonably practicable for Coltec or EnPro, as the case may be, to obtain the necessary shares of Goodrich Common Stock through any other means, Coltec or EnPro, as the case may be, shall have the right to purchase from Goodrich such shares of Goodrich Common Stock at a price per share (the "Exercise Price") equal to the Current Market Price of Goodrich Common Stock on the date that the Conversion Agent received the Notice of Conversion from the Holder (as such terms are defined in the TIDES
Indenture).

(c) Coltec or EnPro, as the case may be, may exercise its call rights pursuant to this Section 6 on one or more occasions by completing an Election to Purchase, in substantially the form attached hereto, by duly executing the same, and by delivering the same, together with payment in full of the Exercise Price multiplied by the number of shares of Goodrich Common Stock being purchased, in lawful money of the United States of America, in cash or by certified or official bank check or by bank wire transfer, to Goodrich.

(d) Upon receipt of the Election to Purchase and the payment specified by subsection (c), Goodrich shall, as soon as reasonably practicable, issue the shares of Goodrich Common Stock specified on the Election to Purchase, such shares to be registered in the name of the converting Holder as such name is designated on the Election to Purchase, and such shares to be validly registered under the Securities Exchange Act of 1933 under a then-effective registration statement.

         6.   Goodrich Right to Make Payments.

         (a) In the event that Coltec, or EnPro pursuant to its obligations under the EnPro Guarantee Agreement, intends not to make any payment to Coltec Capital Trust that Coltec or EnPro, as the case may be, is obligated to make, or fails to make any such payment (and such failure or intended omission gives or will give rise to any claim by Coltec Capital Trust or any other person against Goodrich pursuant to the Goodrich Guarantee Agreement), Coltec or EnPro, as the case may be, shall notify Goodrich of such intention or failure as soon as reasonably practicable. Goodrich shall have the option, but not the obligation, to make any payment to Coltec Capital Trust that Coltec or EnPro, as the case may be, failed to make. The Indemnifying Parties shall be obligated to reimburse Goodrich for any costs and expenses incurred by Goodrich pursuant to this
Section 6(a), including the amount of any payments made by Goodrich to Coltec Capital Trust.

         (b) In the event that Coltec Capital Trust intends not to make any payment or distribution to the Holders that Coltec Capital Trust will be obligated to make, or fails to make any such obligatory payment or distribution, Coltec Capital Trust shall notify Goodrich of such intention or failure as soon as reasonably practicable. Goodrich shall have the option, but not the obligation, to make any payment or distribution to the Holders that Coltec Capital Trust failed to make. The Indemnifying Parties shall be obligated to reimburse Goodrich for any costs and expenses incurred by Goodrich pursuant to this Section 6(b), including the amount of any payments or distributions made by Goodrich to the Holders.

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         7.   Notices. Unless specified otherwise in this Agreement, all requests, notices or other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or telegram, or upon electronic transmission, if sent via facsimile (with confirmation of receipt without error), to the respective Parties at the following addresses:

         (a)   if to Goodrich:

               Goodrich Corporation
               Four Coliseum Centre
               2730 West Tyvola Road
               Charlotte, North Carolina  28217
               Facsimile: (704) 423-7059
               Attention:  Treasurer

         (b)   if to any of the Indemnified Parties:

               EnPro Industries, Inc.
               5605 Carnegie Boulevard, Suite 500
               Charlotte, North Carolina  28209-4674
               Fax:  (704) 731-1531
               Attention:  General Counsel and Treasurer

               with a copy to:

               Robinson, Bradshaw & Hinson P.A.
               101 North Tryon Street, Suite 1900
               Charlotte, North Carolina  28246-1900
               Fax:  (704) 378-4000
               Attention:  Stephen M. Lynch, Esq.

         8. Miscellaneous. Nothing in this Agreement is intended to or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy or claim. This Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York applicable to contracts made and to be wholly performed within such state and may be modified only in writing signed by each of the parties hereto. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Paragraph headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of any term or provision hereof.

         9. Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

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         10.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law principles thereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                     GOODRICH CORPORATION



                                     By:      /s/  Scott E. Kuechle
                                        ----------------------------------------
                                        Name:  Scott E. Kuechle
                                        Title: Vice President & Treasurer



                                     ENPRO INDUSTRIES, INC.



                                     By:       /s/  Richard L. Magee
                                        ----------------------------------------
                                        Name:  Richard L. Magee
                                        Title: Senior Vice President & Secretary



                                     COLTEC INDUSTRIES INC



                                     By:    /s/  Scott E. Kuechle
                                        ----------------------------------------
                                        Name:  Scott E. Kuechle
                                        Title: Vice President & Treasurer



                                     COLTEC CAPITAL TRUST



                                     By:    /s/  Kenneth L. Wagner
                                        ----------------------------------------
                                        Name:  Kenneth L. Wagner
                                        Title:  Trustee


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                          FORM OF ELECTION TO PURCHASE


Goodrich Corporation
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina  28217
Attn: _________________



         Reference is made to the Indemnification Agreement, dated as of January __, 2002, by and among Goodrich Corporation, EnPro Industries, Inc., and Coltec Industries Inc (the "Agreement"). Unless otherwise defined, all capitalized terms herein shall have the meanings ascribed thereto in the Agreement.

         The undersigned hereby irrevocably elects to exercise the right to purchase ______ shares of Goodrich Common Stock in connection with the conversion of _______ TIDES by the Holder identified below. The applicable Notice of Conversion was received by the Conversion Agent (as such terms are defined in the TIDES Indenture) on ______________. Accordingly, the Exercise Price is $_____, and the sum of $________ is being contemporaneously delivered to Goodrich in accordance with the terms of the Agreement. The undersigned certifies that it is not reasonably practicable for the undersigned to obtain the necessary shares of Goodrich Common Stock through any means other than this Election to Purchase, and understands that the shares of Goodrich Common Stock purchased hereby will be issued in the name of the Holder identified below.



                                                     ENPRO INDUSTRIES, INC.



                                                     By:
                                                          ----------------------
                                                          Name:
                                                          Title:

CONVERTING HOLDER

(please type name and address, including zip code and social security or other identifying number of the converting Holder, as such information was set forth in such Holder's Notice of Conversion)

__________________
__________________
__________________
__________________


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